TIFF Investment Program (“TIP”)

Supplement dated October 30, 2017

to the TIP Prospectus dated May 1, 2017,

as supplemented September 28, 2017

This supplement provides new and additional information to the TIP prospectus dated May 1, 2017, as supplemented September 28, 2017, and updates certain information in the Supplement dated September 28, 2017. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On June 29, 2017, the Board of Trustees of TIP approved a money manager agreement for TIFF Multi-Asset Fund (“MAF”) with a new money manager, SandPointe Asset Management, LLC (“SandPointe”), which agreement became effective as of October 27, 2017.

Effective January 1, 2018, all references to Amundi Smith Breeden, LLC will be changed to Amundi Pioneer Institutional Asset Management, Inc. under the headings “Money Managers and Their Strategies” and “Money Manager Fee Arrangements and Portfolio Managers.”

The following paragraph is added under the heading “Money Managers and Their Strategies” on page 14 of the prospectus, before the description of Shapiro Capital Management LLC:

SandPointe Asset Management, LLC seeks to take advantage of the systematic mispricings of U.S. equity and Volatility Index (VIX) futures, which exist for behavioral and structural reasons. The firm uses a classification model with the goal of differentiating between periods when these futures may be overpriced, underpriced, or fairly-priced. Depending upon the classification, the strategy will be either long or short U.S. equity beta through the trading of S&P 500 and VIX futures exclusively, or remain in cash. The strategy seeks to produce uncorrelated returns that outperform the S&P 500 Index, while simultaneously providing investors with some degree of protection against major market corrections.

The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 27 of the prospectus, before the description of Shapiro Capital Management LLC:

SandPointe Asset Management, LLC (777 S. Flagler Drive, West Tower, Suite 1800, West Palm Beach, FL 33401) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.70% per year on all assets comprising the portfolio. If SandPointe’s aggregated strategy assets exceed $300 million, the asset-based fee rate will be reduced to 0.20% per year. For the performance fee, SandPointe receives 12.50% of the amount by which the value of its Multi-Asset Fund portfolio exceeds a hurdle rate. The hurdle rate is initially 5.0%. If SandPointe’s aggregated strategy assets exceed $300 million, the hurdle rate will be increased to 7.5% and if SandPointe’s aggregated strategy assets exceed $600 million, the performance fee rate will be reduced to 0.00%. For purposes of these fee calculations, “SandPointe’s aggregated strategy assets” means all assets managed by SandPointe in the same strategy as that pursued for MAF, irrespective of source and not limited to TIFF and TIP assets. Trishul Patel (Senior Managing Director) joined SandPointe in 2014. Previously, he was a Director in the Quantitative Analysis Group at Regent Markets Group from 2011 through 2014. Nicholas Pollari (Head of Trading and Execution) joined SandPointe in 2013. Prior to that, he was an Analyst at SeaBreeze Partners from 2012 to 2013. SandPointe is expected to begin managing assets for MAF in November 2017.

Please keep this supplement for future reference.